1 2Q24 Earnings Presentation July 30, 2024

2 Safe Harbor This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this Presentation include, without limitation, statements regarding our outlook and future results of operations and financial position, including our expected return to profitability, expectations with respect to our headwinds, and our business strategy and plans and objectives for future operations, including our refreshed standalone strategies, such as JetForward. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the risk associated with the execution of our strategic operating plans in the near-term and long-term; our extremely competitive industry; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers for our aircraft, engines, and our Fly-Fi® product; risks related to new or increased tariffs imposed on commercial aircraft and related parts imported from outside the United States; the outcome of legal proceedings with respect to the NEA and our wind-down of the NEA; risks associated with cybersecurity and privacy, including information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; our substantial indebtedness and impact on our ability to meet future financing needs; financial risks associated with credit card processors; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long-lived assets, causing us to record impairments; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause us to incur substantial costs; the impacts of federal budget constraints or federally imposed furloughs; impact of global climate change and legal, regulatory or market response to such change; increasing attention to, and evolving expectations regarding, environmental, social and governance matters; changes in government regulations in our industry; acts of war or terrorism; and changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Presentation, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue's filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to in our Annual Report on Form 10-K for the year ended December 31, 2023, as may be updated by our other SEC filings. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. Our forward-looking statements speak only as of the date of this Presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. 2

3 2Q24 Earnings and Strategy Update Joanna Geraghty Chief Executive Officer

JetForward | Financial Results & Guidance

Delivered on 2Q Targets, Led by a More Reliable Operation

2Q24

Outperformed 2Q guidance metrics, demonstrating laser-focus on execution

Generated adjusted pre-tax income of $34M and adjusted earnings per share of $0.08 (1)

- Year-over-year (YoY) improvements in completion factor (~one pt. better), A14 (~seven pts. better) and mishandled baggage rate (~25% better), driven by a focus on reliability and robust summer preparation
- Achieved ~$140M of ~$300M revenue initiative target for 2024, up from $40M last quarter and on-track to realize full ~$300M by year-end
- Outperformed cost expectations, supported by better operational performance, moderating fuel prices and the ramp of Structural Cost Program benefits

Maintained strong liquidity position, with $1.6B (2) of liquidity, or 17% of trailing twelve-month revenue

Announced additional network optimization initiatives and enhancements to Blue Basic in support of evolved strategy, JetForward

(1) See Appendix A for further details on Non-GAAP measures.
(2) Excludes undrawn $600M revolving credit facility.

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5 Enhancing Our Strengths to Drive Our Path Forward JetForward | Financial Results & Guidance Low Cost Structure Highly Engaged Crewmembers & Distinct Culture High-Value Geography Differentiated Product & Services

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JetForward | Financial Results & Guidance

Acting With Urgency to Address Headwinds

	Core Strategic Headwinds	Solutions
Fleet	• Grounded aircraft due to Pratt & Whitney (P&W) impeding growth and exacerbating unit cost inflation	Pursuing **"capital light" levers for** growth
Balance Sheet	• Pressured profitability hampering multi-year free cash flow generation potential	Deferred ~$3.0B of capital expenditures to 2030 and beyond, giving JetForward runway to deliver benefits
Reliability	• ATC [1] understaffing is severely impacting highly congested airports, while customers are ascribing more value to reliability	Improving reliability by investing in on-time performance and delivering consistent customer experience
Network	• Strategic pursuits (Northeast Alliance and Spirit) consumed resources and slowed response to demand changes	Re-investing in core geographies and thoughtfully closing underperforming BlueCities
Revenue	• Value carrier revenue growth has not matched pace of inflation	Addressing product gaps and better merchandising existing offerings
Costs	• Rapid cost inflation driven by labor, maintenance, and fuel	Embarking on business and structural cost transformation

(1) Air Traffic Control.

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JetForward | Financial Results & Guidance

JetForward: Our Path to Sustained Profitability

Targeting $800-900M (1) in incremental EBIT (2) from 2025 – 2027


~$100M
~$175M
~$400M
~$175M
$800 - $900M
Four Priority Moves
EBIT Uplift 2025 - 2027

Reliable & caring service drives choice, satisfaction and cost savings

Best East Coast leisure network where our value proposition is positioned to win

Products and perks customers value to capture growing share of premium customers

A secure financial future that sustains our cost advantage to our peers & restores our balance sheet



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(1) Stated EBIT initiative range is forecasted to include ~$25M of incremental depreciation, amortization and aircraft rent expense from 2025 - 2027.
(2) Earnings before interest and taxes. See Appendix A for further details on Non-GAAP measures.

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JetForward | Financial Results & Guidance

Priority Moves Anchor Our 2024 Strategic Initiatives and Path to Sustained Profitability

Four Priority Moves

Announced | Implemented | Illustrative upcoming announcements

Reliability
- Multi-year investment in improving on-time performance

Network
- Rightsized LGA & redeployed to high performing leisure & VFR [1]
- Refocused LAX footprint & exited unprofitable routes
- Puerto Rico growth & new Mint cities
- Reinvesting in core Northeast & Florida franchises

Product
- Introduced preferred seating
- Added new loyalty partners
- Enhancing Blue Basic with free carry-on bag

Financial Future
- Smoothed aircraft delivery stream
- Initial organizational & real-estate optimization driving structural cost savings
- Deferred ~$3.0B of capex to 2030s
- Business & cost transformation program

2027 Targets

Priority Move	2027 Target
Reliability	~$100M
Network	+ ~$175M
Product	+ ~$400M
Financial Future	+ ~$175M
Total	= ~$800-900M

Targeting $800-900M EBIT [2] uplift, evenly realized from 2025 – 2027

[1] VFR – visiting friends and relatives.
[2] See Appendix A for further details on Non-GAAP measures.
Note: Illustrative, announced as of July 30th, see appendix for more detail on announced network changes.

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10 Commercial Update and Outlook Marty St. George President

JetForward | Financial Results & Guidance

Expect YoY Unit Revenue Improvement in 2H24

2Q24 vs. 2Q23[1]


ASMs
Revenue
Guidance
(4.0%) to
(2.0%)
(2.7%)
(6.9%)
Guidance
(9.5%) to
(6.5%)

3Q24 vs. 3Q23[2]


ASMs
Revenue
(6.0%) to
(3.0%)
(5.5)% to
(1.5)%

2Q Revenue Strengthened by Premium Performance

- Even More Space seating RASM up double digits YoY
- In-month bookings outperformed expectations
- Latin leisure markets continued to be challenged by off-peak capacity levels
- Achieved ~$140M of $300M in 2024 revenue initiatives, outpacing initial internal forecasts

Boosting Reliability Through Operational Investments

- Better disruption recovery in 2Q, with a five point YoY on-time performance improvement during recovery days
- Took steps to reduce peak utilization, ensuring a robust summer operation

Taking Advantage of Unique Capacity and Expected Revenue Tailwinds

- Markedly reduced second half trough capacity to better match supply and demand
- Competitive capacity expected to moderate in Latin and Florida in 2H
- Sequential YoY unit revenue step up expected from 2Q into 3Q, supported by eased YoY comparison and lapping of Northeast Alliance wind-down in 3Q23
- $300M of 2024 revenue initiatives planned to ramp in back half, led by network and product improvements

(1) Guidance represents June 3, 2024 update. Initial 1Q guidance on April 23, 2024 of (10.5%) to (6.5%) YoY for revenue and (5.0%) to (2.0%) YoY for ASMs.
(2) Represents guidance metrics.

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12 Financial Update and Outlook Ursula Hurley Chief Financial Officer

JetForward | Financial Results & Guidance

Focused on Controllable Cost Execution Amidst 2H Headwinds

CASM ex-Fuel[1], [2], YoY Growth


5.0% to 7.0%
3.7%
6.0% to 8.0%
6.5% to 8.5%
2Q24 Guidance
2Q24 Actual
3Q24 Guidance
FY24 Guidance

YoY ASM Growth		(2.7%)	(6.0%) – (3.0%)	(5.0%) – (2.5%)

Operational Execution Supported CASM ex-Fuel Outperformance in 2Q

- Two+ point beat of midpoint of revised CASM ex-Fuel guidance range, one point of which is attributed to improved completion factor and operational efficiencies

Expect Cost Step-Up in 2H24

- Contractual wage rate step-ups expected to contribute two points of pressure to YoY CASM ex-Fuel levels in each 3Q and 4Q
- Shift of expenses from 1H into 2H adding 0.5 points to forecasted 3Q CASM ex-Fuel

Maintaining Full-Year Guide Despite Pratt & Whitney Headwinds

- Pratt & Whitney compensation accounting continues to drive one point of expected CASM ex-Fuel pressure, while margin-accretive capacity reductions in 2H also expected to drive one point of pressure to full-year CASM ex-Fuel
- Structural cost program has driven ~$145M of cost savings year-to-date
- Fleet modernization program has achieved $83M in total program savings through 2Q, run-rate goal now $100M, exceeding initial goal of $75M
- New comprehensive cost transformation to take shape with refocused strategy

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[1] Guidance represents June 3, 2024 update. Initial 1Q guidance on April 23, 2024 of 5.5% to 7.5% YoY for CASM ex-Fuel.
[2] Operating expense per available seat mile, excluding fuel, other non-airline operating expenses and special items ("CASM ex-Fuel"); refer to reconciliations of non-GAAP financial measures in Appendix A.

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JetForward | Financial Results & Guidance

Journey to Optimize Controllable Costs Has Evolved Over Time

	Targeted Savings	Areas of focus	Outcome
Structural Cost Program 1.0 (2018 – 2020) Complete	$250M - $300M Original Target	✓ Business partner contracts and agreements ✓ Maintenance contract optimization	Run-rate savings were on-track to exceed target pre-COVID
Structural Cost Program 2.0 (2022 – 2024) Complete by EOY 2024	$150M - $200M Original Target	✓ Network scheduling ✓ Frontline planning (via enterprise planning team) ✓ Maintenance timing optimization	On-track to achieve revised target of $175M - $200M
Business & Cost Transformation Program (2025 – 2027) Announced	~$175M Preliminary Target	✓ Data-science driven optimization ✓ Enterprise efficiency and automation ✓ Labor productivity and infrastructure strategy	Goal of sustaining our competitive cost advantage vs. other airlines

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JetForward | Financial Results & Guidance

Taking Active Steps to Improve Balance Sheet, while Mitigating Pratt & Whitney Impact to Growth

Consideration	Fleet Impact	Impact
Pratt & Whitney	↓	• Average of 11 aircraft on ground in 2024 • Expect grounded aircraft, on average, to be in the mid-to-high teens in 2025 due to geared turbofan (GTF) powdered metal and other engine availability issues
Aircraft Deferral	↓	• In January 2024, smoothed upcoming delivery stream • In July 2024, deferred 44 A321neo aircraft from 2025 – 2029 to 2030+ totaling ~$3.0B of capex savings, to help restore balance sheet and improve cash flow
A320 Extensions	↑	• Extended leases on, or purchased off lease, 12 aircraft to drive capital light growth – plan for ~30 total
E190 Retirements	↓	• E190 to exit fleet by 2025, simplifying to two fleet types – A220 & A320 family
A220 Deliveries	↑	• Prioritizing A220 deliveries, which have 90% more premium seats and deliver 30% lower unit costs, on average, vs. E190s exiting our fleet

Expecting ~flat YoY capacity growth in 2025

Fleet Detail

JetBlue's contractual aircraft delivery assumption for full year as of July 30, 2024:

Delivery Assumption	A220	A321neo	Total [1]
2024 [2]	20	7	27
2025	20	4	24
2026	20	-	20
2027	5	-	5
2028	7	-	7

JetBlue's contractual aircraft return schedule as of July 30, 2024:

Contractual Returns	A320	Embraer E190	Total
2024	(2) [3]	(16)	(18)
2025	(5)	(7)	(12)

[1] In addition, we have options to purchase 20 A220-300 aircraft between 2027 and 2028. See Appendix for more information.
[2] Includes eight aircraft delivered in 1Q 2024 & six delivered in 2Q 2024.
[3] Does not include aircraft purchased off lease.

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16 Restoring Balance Sheet Health Through Capital Discipline to Achieve Free Cash Flow Focused on Assets with Highest Return on Invested Capital • Announced deferral of aircraft from Airbus order book, expected to reduce planned capital expenditures by ~$3.0B through 2029 • Shifting 44 total deliveries, all A321neos, from 2025-2029 to 2030 and beyond • Aircraft on order continue to be subject to availability & GTF concerns • Relieves required financing needs and resulting interest expense • Pursuing capital light growth through extending the lives of ~30 A320 aircraft Managing Liquidity with Efficient Financing • Committed financing to-date of ~$1.3B to support 2024 capital expenditures • Successfully amended and extended $600M revolving credit facility • Ended 2Q24 with ~$1.6B in liquidity, excluding undrawn revolving credit facility Prudently Managing Risk to Protect Earnings • 3Q24 fuel consumption hedged (1) 20%, 4Q24 fuel consumption hedged 20% and full year 2024 consumption hedged 24% JetForward | Financial Results & Guidance (1) Fuel hedges as of July 30, 2024.

JetForward | Financial Results & Guidance

Finalized Our Multi-year Strategy, JetForward, Targeting $800M - $900M EBIT [1] Uplift 2025 - 2027

JetForward

- Reliable and caring service
- Best East Coast leisure network
- Products and perks customers value
- A secure financial future

- Began implementing multi-year reliability initiative
- Announced significant network and product changes, including closure of 15 BlueCities and over 50 route exits since early 2024
- Revenue initiatives on-track to deliver $300M of benefits in 2024, with more product announcements to come in the second half
- Deferred ~$3.0B of previously planned capital expenditures from 2025 – 2029 to 2030+
- Pursuing transformation of business to sustain competitive cost advantage

$800M – $900M
Incremental EBIT 2025 - 2027

EBIT benefit expected to be realized evenly between 2025 - 2027

[1] See Appendix A for further details on Non-GAAP measures.

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18 (1) Prior full year guidance as of April 23, 2024. (2) See Appendix A for further details on Non-GAAP measures. (3) Includes the impact from labor agreements of approximately two points for each of the third quarter and full year 2024. (4) Fuel hedged 20% for 3Q24; 24% for FY24. As of July 30, 2024. (5) Fuel price based on forward curve as of July 12, 2024. Includes fuel taxes, hedges, and other fuel fees. Guidance Estimated 3Q 2024 Estimated FY 2024 Available Seat Miles (ASMs) Year-over-Year (6.0%) – (3.0%) (5.0%) – (2.5%) Previously down low single digits (1) Revenue Year-over-Year (5.5%) – (1.5%) (6.0%) – (4.0%) Previously down low single digits (1) CASM ex-Fuel(2), (3) Year-over-Year 6.0% – 8.0% 6.5% – 8.5% Previously up mid-to-high single digits (1) Fuel Price per Gallon(4), (5) $2.82 – $2.97 $2.80 – $3.00 Capital Expenditures ~$365 million ~$1.6 billion JetForward | Financial Results & Guidance Outlook Summary

19 Non-GAAP Financial Measures We report our financial results in accordance with GAAP; however, we present certain non-GAAP financial measures in this Presentation. Non-GAAP financial measures are financial measures that are derived from the condensed consolidated financial statements, but that are not presented in accordance with GAAP. We present these non-GAAP financial measures because we believe they provide useful supplemental information that enables a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. With respect to JetBlue’s CASM Ex-Fuel guidance (1) and EBIT (2) targets, we are not able to provide a reconciliation of forward-looking measures where the quantification of certain excluded items reflected in the measures cannot be calculated or predicted at this time without unreasonable efforts. In these cases, the reconciling information that is unavailable includes a forward-looking range of financial performance measures beyond our control, such as interest rates and fuel costs, which are subject to many economic and political factors beyond our control. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable and potentially significant impact on our future GAAP financial results. (1) CASM Ex-Fuel is a non-GAAP measure that excludes fuel, other non-airline operating expenses, and special items. (2) EBIT is a non-GAAP measure that excludes interest and income taxes from net income. Appendix A

Operating expense per available seat mile, excluding fuel, other non-airline operating expenses, and special items ("CASM Ex-Fuel")

Operating Expense per Available Seat Mile ("CASM") is a common metric used in the airline industry. Our CASM for the relevant periods are summarized in the table below. We exclude aircraft fuel, operating expenses related to other non-airline businesses, such as JetBlue Technology Ventures and JetBlue Travel Products, and special items from total operating expenses to determine Operating Expenses ex-fuel, which is a non-GAAP financial measure, and we exclude the same items from CASM to determine CASM ex-fuel, which is also a non-GAAP financial measure. We believe the impact of these special items distorts our overall trends and that our metrics are more comparable with the presentation of our results excluding such impact.

We believe that Operating Expenses ex-fuel and CASM ex-fuel are useful for investors because they provide investors the ability to measure our financial performance excluding items that are beyond our control, such as fuel costs, which are subject to many economic and political factors, as well as items that are not related to the generation of an available seat mile, such as operating expense related to certain non-airline businesses and special items. We believe these non-GAAP measures are more indicative of our ability to manage airline costs and are more comparable to measures reported by other major airlines.

For the three months ended June 30, 2024, special items included voluntary opt-out costs. For the six months ended June 30, 2024, special items included Spirit-related costs, voluntary opt-out costs, and Embraer E190 fleet transition costs.

For the three months ended June 30, 2023, special items included Spirit-related costs. For the six months ended June 30, 2023, special items included union contract costs and Spirit-related costs.

The table below provides a reconciliation of our total operating expenses (GAAP measure) to Operating Expenses ex-fuel, and our CASM to CASM ex-fuel for the periods presented.

NON-GAAP FINANCIAL MEASURE

RECONCILIATION OF OPERATING EXPENSE AND OPERATING EXPENSE PER ASM (CASM), EXCLUDING FUEL

(unaudited)

	Three Months Ended June 30,						Six Months Ended June 30,					
	$			Cents per ASM			$			Cents per ASM		
($ in millions; per ASM data in cents; percent changes based on unrounded numbers)	2024	2023	Percent Change	2024	2023	Percent Change	2024	2023	Percent Change	2024	2023	Percent Change
Total operating expenses	$ 2,371	$ 2,375	(0.1)	14.04	13.68	2.6	$ 5,300	$ 4,944	7.2	15.96	14.49	10.2
Less:												
Aircraft fuel	626	621	0.7	3.71	3.58	3.5	1,251	1,406	(11.0)	3.77	4.12	(8.6)
Other non-airline expenses	15	16	(2.1)	0.09	0.09	0.6	32	33	(3.3)	0.10	0.10	(0.7)
Special items	1	24	(97.3)	—	0.14	(97.2)	563	136	NM (1)	1.69	0.40	NM
Operating expenses, excluding fuel	$ 1,729	$ 1,714	1.0	10.24	9.87	3.7	$ 3,454	$ 3,369	2.5	10.40	9.87	5.4

(1) Not meaningful or greater than 100% change.

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Operating expense, operating income (loss), adjusted operating margin, pre-tax income (loss), adjusted pre-tax margin, net income (loss) and earnings (loss) per share, excluding special items and gain (loss) on investments

Our GAAP results in the applicable periods were impacted by credits and charges that were deemed special items.

For the three months ended June 30, 2024, special items included voluntary opt-out costs. For the six months ended June 30, 2024, special items included Spirit-related costs, voluntary opt-out costs, and Embraer E190 fleet transition costs.

For the three ended June 30, 2023, special items included Spirit-related costs. For the six months ended June 30, 2023, special items included union contract costs and Spirit-related costs.

Certain net gains and losses on our investments were also excluded from our 2024 and 2023 non-GAAP results.

We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented.

Non-GAAP Financial Measure

RECONCILIATION OF OPERATING EXPENSE, OPERATING INCOME (LOSS), ADJUSTED OPERATING MARGIN, PRE-TAX INCOME (LOSS), ADJUSTED PRE-TAX MARGIN, NET INCOME (LOSS), EARNINGS (LOSS) PER SHARE, EXCLUDING SPECIAL ITEMS AND GAIN (LOSS) ON INVESTMENTS

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,	
(in millions except percentages)	2024	2023	2024	2023
Total operating revenues	$ 2,428	$ 2,610	$ 4,637	$ 4,937
RECONCILIATION OF OPERATING EXPENSE				
Total operating expenses	$ 2,371	$ 2,375	$ 5,300	$ 4,944
Less: Special items	1	24	563	136
Total operating expenses excluding special items	$ 2,370	$ 2,351	$ 4,737	$ 4,808
Percent change	0.9 %		(1.5) %	
RECONCILIATION OF OPERATING INCOME (LOSS)				
Operating income (loss)	$ 57	$ 235	$ (663)	$ (7)
Add back: Special items	1	24	563	136
Operating income (loss) excluding special items	$ 58	$ 259	$ (100)	$ 129
RECONCILIATION OF ADJUSTED OPERATING MARGIN				
Operating margin	2.3 %	9.0 %	(14.3)%	(0.1)%
Operating income (loss) excluding special items	$ 58	$ 259	$ (100)	$ 129
Total operating revenues	2,428	2,610	4,637	4,937
Adjusted operating margin	2.4 %	9.9 %	(2.2)%	2.6 %
RECONCILIATION OF PRE-TAX INCOME (LOSS)				
Income (loss) before income taxes	$ 31	$ 216	$ (736)	$ (50)
Add back: Special items	1	24	563	136
Less: Gain (loss) on investments, net	(2)	4	(23)	7
Income (loss) before income taxes excluding special items and gain (loss) on investments, net	$ 34	$ 236	$ (150)	$ 79
RECONCILIATION OF ADJUSTED PRE-TAX MARGIN				
Pre-tax margin	1.3 %	8.3 %	(15.9)%	(1.0)%
Income (loss) before income taxes excluding special items	$ 34	$ 236	$ (150)	$ 79
Total operating revenues	2,428	2,610	4,637	4,937
Adjusted pre-tax margin	1.4 %	9.1 %	(3.2)%	1.6 %
RECONCILIATION OF NET INCOME (LOSS)				
Net income (loss)	$ 25	$ 138	$ (691)	$ (54)
Add back: Special items	1	24	563	136
Less: Income tax benefit related to special items	1	7	8	48
Less: Gain (loss) on investments, net	(2)	4	(23)	7
Less: Income tax benefit (expense) related to gain (loss) on investments, net	1	(1)	6	(2)
Net income (loss) excluding special items and gain (loss) on investments, net	$ 26	$ 152	$ (119)	$ 29

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Operating expense, operating income (loss), adjusted operating margin, pre-tax income (loss), adjusted pre-tax margin, net income (loss) and earnings (loss) per share, excluding special items and gain (loss) on investments (continued)

Our GAAP results in the applicable periods were impacted by credits and charges that were deemed special items.

For the three months ended June 30, 2024, special items included voluntary opt-out costs. For the six months ended June 30, 2024, special items included Spirit-related costs, voluntary opt-out costs, and Embraer E190 fleet transition costs.

For the three ended June 30, 2023, special items included Spirit-related costs. For the six months ended June 30, 2023, special items included union contract costs and Spirit-related costs.

Certain net gains and losses on our investments were also excluded from our June 30, 2024 and 2024 non-GAAP results.

We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented.

Non-GAAP Financial Measure

RECONCILIATION OF OPERATING EXPENSE, OPERATING INCOME (LOSS), ADJUSTED OPERATING MARGIN, PRE-TAX INCOME (LOSS), ADJUSTED PRE-TAX MARGIN, NET INCOME (LOSS), EARNINGS (LOSS) PER SHARE, EXCLUDING SPECIAL ITEMS AND GAIN (LOSS) ON INVESTMENTS (CONTINUED)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,	
CALCULATION OF EARNINGS (LOSS) PER SHARE	2024	2023	2024	2023
Earnings (Loss) per common share				
Basic	$ 0.07	$ 0.41	$ (2.02)	$ (0.16)
Add back: Special items	—	0.07	1.64	0.42
Less: Income tax benefit related to special items	—	0.02	0.02	0.15
Less: Gain (loss) on investments, net	(0.01)	0.01	(0.07)	0.02
Less: Income tax benefit (expense) related to gain (loss) on investments, net	—	—	0.02	(0.01)
Basic excluding special items and gain (loss) on investments, net	$ 0.08	$ 0.45	$ (0.35)	$ 0.10
Diluted	$ 0.07	$ 0.41	$ (2.02)	$ (0.16)
Add back: Special items	—	0.07	1.64	0.42
Less: Income tax benefit related to special items	—	0.02	0.02	0.15
Less: Gain (loss) on investments, net	(0.01)	0.01	(0.07)	0.02
Less: Income tax benefit (expense) related to gain (loss) on investments, net	—	—	0.02	(0.01)
Diluted excluding special items and gain (loss) on investments, net	$ 0.08	$ 0.45	$ (0.35)	$ 0.10

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23 Order Book Updates Contractual Delivery Stream As of April 23, 2024 As of July 30, 2024 Difference A220 A321neo Total (1) A220 A321neo Total (1) A220 A321neo Total 2024 (2) 20 7 27 20 7 27 - - - 2025 20 5 25 20 4 24 - (1) (1) 2026 20 4 24 20 - 20 - (4) (4) 2027 5 9 14 5 - 5 - (9) (9) 2028 7 16 23 7 - 7 - (16) (16) Thereafter 4 14 18 4 44 48 - 30 30 Total 76 55 131 76 55 131 - - - (1) In addition, we have options to purchase 20 A220-300 aircraft between 2027 and 2028. (2) Includes 14 aircraft delivered in the first half of 2024.

24 Network Detail – Planned BlueCity Closures Announced BlueCity Closures BlueCity Exit Date (1) Burlington (BTV) January 4, 2024 Baltimore-Washington (BWI) April 30, 2024 Kansas City (MCI) June 12, 2024 Bogota (BOG) June 12, 2024 Lima (LIM) June 12, 2024 Quito (UIO) June 12, 2024 Puerto Vallarta (PVR) June 12, 2024 Charlotte (CLT) October 26, 2024 Minneapolis (MSP) October 26, 2024 San Antonio (SAT) October 26, 2024 Burbank (BUR) October 26, 2024 Tallahassee (TLH) October 27, 2024 Palm Springs (PSP) Already suspended Pointe-a-Pitre (PTP) Already suspended Stewart (SWF) Already suspended 15 BlueCity Closures and 50+ Route Exits (1) Represent final day of service.

25 Network Detail – Planned Route Exits 50+ Route Exits Route Exits Route Exit Date (1) Los Angeles / Cancun – (LAX / CUN) 3-Jan-24 Newark / Miami – (EWR / MIA) 3-Jan-24 New York LaGuardia / Charleston – (LGA / CHS) 3-Jan-24 New York LaGuardia / Nashville – (LGA / BNA) 3-Jan-24 New York LaGuardia / Jacksonville – (LGA / JAX) 4-Jan-24 New York JFK / Burlington – (JFK / BTV) 4-Jan-24 New York LaGuardia / Denver – (LGA / DEN) 30-Mar-24 New York LaGuardia / Sarasota – (LGA / SRQ) 30-Mar-24 Boston / Baltimore-Washington – (BOS / BWI) 30-Apr-24 Fort Lauderdale / Austin – (FLL / AUS) 30-Apr-24 New York JFK / Portland – (JFK / PDX) 30-Apr-24 New York JFK / Puerto Vallarta – (JFK / PVR) 30-Apr-24 New York JFK / San Jose – (JFK / SJC) 30-Apr-24 New York LaGuardia / Fort Myers – (LGA / RSW) 30-Apr-24 Fort Lauderdale / Salt Lake City – (FLL / SLC) 10-Jun-24 Orlando / Salt Lake City – (MCO / SLC) 10-Jun-24 Fort Lauderdale / Atlanta – (FLL / ATL) 12-Jun-24 Fort Lauderdale / Nashville – (FLL / BNA) 12-Jun-24 Fort Lauderdale / Bogota – (FLL / BOG) 12-Jun-24 Fort Lauderdale / Lima – (FLL / LIM) 12-Jun-24 Fort Lauderdale / New Orleans – (FLL / MSY) 12-Jun-24 Fort Lauderdale / Quito – (FLL / UIO) 12-Jun-24 Los Angeles / Las Vegas – (LAX / LAS) 12-Jun-24 Los Angeles / Liberia, CR – (LAX / LIR) 12-Jun-24 Los Angeles / Miami – (LAX / MIA) 12-Jun-24 Los Angeles / Reno – (LAX / RNO) 12-Jun-24 Los Angeles / San Francisco – (LAX / SFO) 12-Jun-24 Route Exits Cont. Route Exit Date (1) Los Angeles / Puerto Vallarta – (LAX / PVR) 12-Jun-24 New York JFK / Detroit – (JFK / DTW) 12-Jun-24 New York JFK / Kansas City – (JFK / MCI) 12-Jun-24 Tampa Bay / Aguadilla, PR – (TPA / BQN) 12-Jun-24 New York LaGuardia / Nassau – (LGA / NAS) 3-Sep-24 Orlando / Los Angeles – (MCO / LAX) 3-Sep-24 Los Angeles / Nassau – (LAX / NAS) 7-Sep-24 Boston / Charlotte – (BOS / CLT) 26-Oct-24 Boston / Minneapolis St Paul – (BOS / MSP) 26-Oct-24 Boston / San Antonio – (BOS / SAT) 26-Oct-24 Los Angeles / Los Cabos – (LAX / SJD) 26-Oct-24 Los Angeles / Salt Lake City – (LAX / SLC) 26-Oct-24 Newark / Los Angeles – (EWR / LAX) 26-Oct-24 Newark / Montego Bay – (EWR / MBJ) 26-Oct-24 New York JFK / San Antonio – (JFK / SAT) 26-Oct-24 New York JFK / Burbank – (JFK / BUR) 26-Oct-24 New York LaGuardia / Atlanta – (LGA / ATL) 26-Oct-24 New York LaGuardia / Tampa Bay – (LGA / TPA) 26-Oct-24 Raleigh Durham / Cancun – (RDU / CUN) 26-Oct-24 Raleigh Durham / Orlando – (RDU / MCO) 26-Oct-24 Fort Lauderdale / Tallahassee – (FLL / TLH) 27-Oct-24 Fort Lauderdale / Guayaquil, EC – (FLL / GYE) 6-Jan-25 Fort Lauderdale / San Diego – (FLL / SAN) 6-Jan-25 Newark / Santo Domingo – (EWR / SDQ) 6-Jan-25 Hartford / Miami – (BDL / MIA) NA New York JFK / Palm Springs – (JFK / PSP) NA New York JFK / Pointe-a-Pitre – (JFK / PTP) NA (1) Represent final day of service.

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